UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07532

Municipal Advantage Fund Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)         (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Municipal Advantage Fund Inc.

Semi-Annual Report
April 30, 2006

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Notes to Financial Statements	12-14

Financial Highlights	15

Matters Relating to the Directors Consideration
of the Continuance of the Advisory/Sub-Advisory
Agreements	16-18

Annual Shareholder Meeting Results	19

Municipal Advantage Fund Inc. Letter to Shareholders

June 8, 2006

Dear Shareholder:

We are pleased to provide you with the semi-annual report for Municipal Advantage Fund (the “Fund”) for the six months ended April 30, 2006.

During the six month period, the Federal Reserve increased short-term interest rates a total of 100 basis points. This action, combined with a slight decrease in longer term rates, caused the national municipal yield curve to flatten. The Lehman Brothers Municipal Bond Index posted positive returns in this environment, increasing 1.56% .

For the six month period, the Fund returned 0.84% on net asset value and 2.11% on market price.

Please refer to the following pages for specific Fund information. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You can also find a wide range of information and resources on our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Oppenheimer Capital LLC, the Fund’s investment-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 1

Municipal Advantage Fund Inc. Performance & Statistics
April 30, 2006 (unaudited)

Symbol:	Primary Investments:	Inception Date:
MAF	Municipal fixed-income	April 30, 1993
securities, the interest from
Objective:	which is exempt from federal	Net Assets(1):
Seek a high level of current	income tax.	$158.0 million
income exempt from federal
income tax.		Portfolio Manager:
Matthew Greenwald

Total Return(2):	Market Price	Net Asset Value (“NAV”)

Six months	2.11%	0.84%
1 year	0.46%	0.47%
5 years	6.32%	6.02%
10 years	7.55%	6.37%

Common Share Market Price/NAV Performance: Commencement of Operations (4/30/93) to 4/30/06	Market Price/NAV:

	Market Price	$12.31

	NAV	$14.19

	Discount to NAV	(13.25)%

	Market Price Yield(3)	4.87%

	Moody’s Ratings (as a % of total investments)

(1)	Inclusive of net assets attributable to Preferred Stock outstanding.

(2)
Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan.

Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2006.

2 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2006 (unaudited)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

MUNICIPAL BONDS & NOTES—91.7%
	California—9.8%
$1,000	Foothill/Eastern Corridor Agcy., Toll Rd. Rev.,
	5.75%, 1/15/40	Baa3/BBB-	$1,025,310
1,000	Los Angeles Unified School Dist., GO,
	5.75%, 7/1/16 (MBIA)	Aaa/AAA	1,132,520
1,400	Sacramento Muni. Utility Electric Dist. Rev.,
	5.75%, 7/1/18, Ser. K (AMBAC)	Aaa/AAA	1,590,764
	State, GO,
2,000	5.00%, 5/1/16	A2/A	2,101,060
7,000	5.125%, 11/1/24	A2/A	7,258,090
1,000	State Dept. Water Res. Rev.,
	5.50%, 5/1/16, Ser. A (AMBAC)
	(Pre-refunded @ $101, 5/1/12) (a)	Aaa/AAA	1,101,190
1,000	State Health Facs. Financing Auth. Rev., 5.00%, 3/1/33	NR/A	1,002,810

			15,211,744

	Colorado—1.0%
1500	Denver Convention Center, Auth. Rev.,
	5.00%, 12/1/21, Ser. A (XLCA)
	(Pre-refunded @ $100, 12/1/21) (a)	Aaa/AAA	1,588,560

	District of Columbia—1.4%
	State, GO,
955	5.25%, 6/1/27, Ser. A, (MBIA)	Aaa/AAA	987,413
145	5.25%, 6/1/27, Ser. A, (MBIA)
	(Pre-refunded @ $101, 6/1/08) (a)	Aaa/AAA	150,822
1,000	World Wildlife Fund, 6.00%, 7/1/18, Ser. A (AMBAC)	Aaa/AAA	1,086,220

			2,224,455

	Florida—7.2%
1,355	Highlands Cnty., Health Facs. Auth. Rev.,
	5.375%, 11/15/35	A2/A+	1,393,523
4,275	Miami-Dade Cnty., Expressway Auth. Toll System Rev.,
	5.00%, 7/1/29, Ser. B (FGIC)	Aaa/AAA	4,410,731
5,050	Tampa Water & Sewer Rev.,
	5.00%, 10/1/16 (FSA)	Aaa/AAA	5,355,576

			11,159,830

	Georgia—4.8%
1,000	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3/NR	1,048,770
2,350	Atlanta Water & Wastewater Rev.,
	5.00%, 11/1/37 (FSA)	Aaa/AAA	2,402,264
2,000	Chatham Cnty. Hospital Auth. Rev., 5.75%, 1/1/29	A3/A-	2,116,680
1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,
	5.50%, 8/1/23 (MBIA)	Aaa/AAA	1,971,865

			7,539,579

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 3

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2006 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Hawaii—2.7%
$1,000	State Airport System Rev., 5.75%, 7/1/21, Ser. A (FGIC)	Aaa/AAA	$1,072,300
3,000	State Dept. of Budget & Finance,
	5.75%, 12/1/18, Ser. B (AMBAC) (b)	Aaa/AAA	3,182,070

			4,254,370

	Illinois—8.4%
1,145	Chicago O’Hare Intl. Airport Rev.,
	5.50%, 1/1/15 (AMBAC)	Aaa/AAA	1,222,975
1,800	Chicago School Board of Education Reform, GO,
	5.25%, 12/1/21, Ser. A (FGIC)	Aaa/AAA	1,971,234
1,000	Chicago Wastewater Transmission Rev.,
	6.00%, 1/1/17 (MBIA)
	(Pre-refunded @ $101, 1/1/10) (a)	Aaa/AAA	1,084,880
1,000	Chicago Water Rev., 5.25%, 11/1/17 (FGIC)	Aaa/AAA	1,037,650
1,000	Health Facs. Auth. Rev., Centegra Health System,
	5.25%, 9/1/24	NR/A-	1,011,520
1,000	Madison & St. Clair Cnty. School Dist., GO,
	5.50%, 2/1/16 (FGIC)
	(Pre-refunded @ $100, 2/1/16) (a)	Aaa/AAA	1,074,520
1,100	McHenry & Lake Cntys., Cmnty. High School Dist., GO,
	5.125%, 1/1/19 (FGIC)
	(Pre-refunded @ $100, 1/1/11) (a)	Aaa/NR	1,163,283
	Regional Transmission Auth.,
1,005	5.50%, 6/1/16, Ser. B (FGIC)	Aaa/AAA	1,104,585
2,000	6.00%, 6/1/23 (FGIC)	Aaa/AAA	2,365,540
1,000	State Toll Highway Auth. Rev.,
	5.50%, 1/1/15, Ser. A (FSA)	Aaa/AAA	1,096,680

			13,132,867

	Indiana—0.7%
1,000	Indianapolis Local Public Impt. Board,
	5.00%, 2/1/17, Ser. A	Aaa/AAA	1,027,770

	Kentucky—1.4%
2,125	Louisville & Jefferson Cnty. Regional Airport
	Auth. System Rev., 5.375%, 7/1/23, Ser. A (FSA) (b)	Aaa/AAA	2,218,075

	Maine—2.1%
3,320	State Housing Auth. Rev., Ser. A-2, 4.85%, 11/15/36	Aa1/AA+	3,219,603

	Massachusetts—1.7%
1,500	State, GO, 5.50%, 11/1/20, Ser. C
	(Pre-refunded @ $100, 11/1/12) (a)	Aa2/AA	1,629,330
1,000	State Health & Educational Facs. Auth. Rev.,
	5.125%, 7/1/19, Ser. B	Aa3/AA-	1,027,520

4 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2006 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Massachusetts (continued)
$ 90	State Water Pollution Abatement Trust,
	6.375%, 2/1/15, Ser.A.	Aaa/AAA	$90,188

			2,747,038

	Michigan—2.9%
1,065	Bloomingdale Public School Dist., No. 16, GO,
	5.50%, 5/1/19 (Pre-refunded @ $100, 11/1/11) (a)	Aa2/AA	1,147,868
2,000	Grand Valley Univ. Rev., 5.50%, 2/1/18 (FGIC)	Aaa/AAA	2,179,740
1,075	Lincoln School Dist., GO., 5.50%, 5/1/19
	(Pre-refunded @ $100, 11/1/11) (a)	Aa2/AA	1,164,892

			4,492,500

	Nevada—0.9%
1,100	Clark Cnty. Park & Regional Justice Center, GO,
	5.50%, 11/1/17 (Pre-refunded @ $100, 11/1/09) (a)	Aa1/AA	1,162,612
	Housing Division Rev.,
40	5.65%, 4/1/22, Ser. A.(b)	NR/AA	40,734
100	5.95%, 4/1/22 (b)	Aa2/AA	101,693
55	6.125%, 4/1/22, Ser. B-2 (FHA) (b)	Aa2/AA	56,687
50	6.20%, 4/1/17, Ser. B-1 (AMBAC)	Aaa/AAA	50,231

			1,411,957

	New Hampshire—0.1%
	State Housing Finance Auth.,
45	6.50%, 7/1/14, Ser. D (b)	Aa2/NR	45,161
35	6.90%, 7/1/19, Ser. C (b)	Aa2/NR	35,023

			80,184

	New Jersey—0.5%
750	Tobacco Settlement Financing Corp. Rev., 6.75%, 6/1/39	Baa3/BBB	832,238

	New Mexico—5.3%
8,035	Albuquerque Lodger Tax Rev., 5.00%, 7/1/37, Ser. A (FSA)	Aaa/AAA	8,207,511

	New York—11.0%
	State, GO,
1,250	5.00%, 11/1/34, Ser. D	A1/A+	1,273,588
750	5.25%, 9/15/33, Ser. C	A1/A+	783,037
1,000	5.50%, 9/15/19, Ser. C	A1/A+	1,072,540
1,500	State Dormitory Auth Rev., New York Univ.,
	5.75%, 7/1/27, Ser. A (MBIA)	Aaa/AAA	1,738,425
250	State Mortgage Agcy. Rev., 4.80%, 10/1/37	Aa1/NR	243,500
8,500	State Twy. & Hwy Bridge Auth.,
	5.00%, 4/1/16, Ser. B (FGIC)	Aaa/AAA	9,026,575
2,825	Triborough Bridge & Tunnel Auth. Rev.,
	5.125%, 11/15/29, Ser. B	Aa2/AA-	2,949,526

			17,087,191

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 5

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2006 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	North Dakota—0.3%
	State Housing Finance Agcy. Rev.,
$ 463	5.50%, 7/1/18, Ser. C (b)	Aa1/NR	$463,907

	Ohio—5.4%
1,155	Akron Sewer System Rev., 5.25%, 12/1/18 (MBIA)	Aaa/NR	1,228,389
2,770	Cuyahoga Cnty., GO, 5.60%, 5/15/13 (MBIA)	Aaa/AAA	2,954,759
2,000	Hamilton Cnty. Sales Tax,
	5.25%, 12/1/32, Ser. B (AMBAC)	Aaa/NR	2,092,740
1,000	Hamilton Cnty. Sewer System Rev.,
	5.75%, 12/1/25, Ser. A (MBIA)
	(Pre-refunded @ $101, 6/1/10) (a)	Aaa/AAA	1,083,880
885	Summit Cnty., GO, 6.25%, 12/1/15 (FGIC)
	(Pre-refunded @ $101, 12/1/10) (a)	Aaa/AAA	982,704

			8,342,472

	Pennsylvania—2.1%
2,000	Allegheny Cnty. Hospital Dev. Auth.,
	6.00%, 7/1/23, Ser. B (MBIA)	Aaa/AAA	2,350,800
845	South Wayne Cnty. Water & Sewer,
	5.95%, 10/15/13 (AMBAC) (b)	Aaa/AAA	938,491

			3,289,291

	South Dakota—0.6%
825	Heartland Consumers Power Dist. Rev., 7.00%, 1/1/16	Aaa/AAA	937,736

	Tennessee—0.8%
180	Housing Dev. Agcy., 6.375%, 7/1/22 (b)	Aa2/AA	180,610
960	Memphis-Shelby Cnty. Airport Auth. Rev.,
	6.25%, 3/1/15, Ser. D (AMBAC) (b)	Aaa/AAA	1,039,334

			1,219,944

	Texas—11.0%
1,000	Alliance Airport Auth. Rev., 6.375%, 4/1/21 (b)	Baa2/BBB	1,020,660
1,000	Corpus Christi, GO, (FSA)
390	5.00%, 3/1/21	NR/AAA	402,379
610	5.00%, 3/1/21 (Pre-refunded @ $100, 3/1/11) (a)	NR/AAA	642,421
1,700	Dallas, GO, 4.50%, 2/15/22	Aa1/AA+	1,692,282
3,400	Fort Bend Indpt. School Dist., GO, 5.25%, 8/15/18 (PSF)	NR/AAA	3,557,590
	Houston Water Conveyance System, CP, (AMBAC),
1,000	6.25%, 12/15/14, Ser. J	Aaa/AAA	1,138,680
1,400	7.50%, 12/15/15, Ser. H	Aaa/AAA	1,739,738
1,500	Port Houston Auth., Harris Cnty., GO, 5.75%, 10/1/17 (b)	Aa1/AA+	1,511,055
2,000	Richardson Hospital Auth., 6.00%, 12/1/19.	Baa2/BBB	2,159,000

6 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2006 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Texas (continued)
$2,000	Texas Tech Univ. Rev., 5.50%, 8/15/18 (MBIA)
	(Pre-refunded @ $100, 2/15/12) (a)	Aaa/AAA	$2,167,720
1,000	Univ. Houston Rev., 5.25%, 2/15/17 (MBIA)
	(Pre-refunded @ $100, 2/15/10 ) (a)	Aaa/AAA	1,052,210

			17,083,735

	Utah—0.0%
	State Housing Finance Agcy. (FHA),
25	6.35%, 7/1/11	Aaa/NR	25,070
15	6.55%, 7/1/26 (b)	Aaa/AA	15,038

			40,108

	Washington—8.2%
5,000	Energy Northwest Elec. Rev., 5.75%, 7/1/17, Ser. A (MBIA)	Aaa/AAA	5,447,150
1,005	Franklin Cnty. Public Utility Rev., 5.625%, 9/1/15 (MBIA)	Aaa/AAA	1,087,661
1,000	Grant Cnty. Public Utility Dist.,
	4.75%, 1/1/38, Ser. B (FGIC) (b)	Aaa/AAA	963,470
1,500	Port Seattle Rev., 5.625%, 2/1/24, Ser. B (MBIA) (b)	Aaa/AAA	1,577,910
3,000	State, GO, Motor Vehicle Dept., 5.625%, 7/1/25, Ser. B	Aa1/AA	3,180,810
500	Vancouver, GO, 5.25%, 12/1/18 (MBIA)	Aaa/AAA	541,740

			12,798,741

	West Virginia—0.7%
1,000	Braxton Cnty. Solid Waste Disp. Rev., Weyerhaeuser Co.,
	6.125%, 4/1/26 (b)	Baa2/BBB	1,034,300

	Wyoming—0.7%
1,000	Student Loan Corp. Rev., 6.20%, 6/1/24, Ser. A	NR/AA	1,059,200

	Total Municipal Bonds & Notes (cost-$139,795,690)		142,704,906

OTHER MUNICIPAL BONDS—4.3%

	Puerto Rico—4.3%
1,000	Commonwealth Highway & Transportation Auth Rev.,
	5.50%, 7/1/16, Ser. AA (FGIC)	Aaa/AAA	1,103,190
5,250	Public Finance Corp. Rev., 5.00%, 8/1/16, Ser. C (FSA)	Aaa/AAA	5,555,865

	Total Other Municipal Bonds (cost-$6,913,930)		6,659,055

VARIABLE RATE DEMAND NOTES (c)—4.0%

	Virginia—3.9%
6,100	State Commonwealth Univ.,
	3.73%, 5/1/06, Ser. A (AMBAC)	VMIG1/A-1+	6,100,000

	Wyoming—0.1%
100	Lincoln Cnty. Pollution Control Rev., 3.67%, 5/1/06	AAA/A-1+	100,000

	Total Variable Rate Demand Notes (cost-$6,200,000)		6,200,000

Total Investments (cost-$152,909,620)—100.0%			$155,563,961

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 7

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2006 (unaudited) (continued)

(a)
Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

(b)	Subject to Alternative Minimum Tax

(c)
Variable Rate Demand Notes—Instruments whose interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp.
CP—Certificates of Participation
FGIC—insured by Financial Guaranty Insurance Co.
FHA—insured by Federal Housing Administration
FSA—insured by Financial Security Assurance, Inc.
GO—General Obligation Bonds
MBIA—insured by Municipal Bond Investors Assurance
NR—Not Rated
PSF—Public School Fund
XCLA—insured by XL Capital Assurance

8 Municipal Advantage Fund Semi-Annual Report | 4.30.06 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc. Statement of Assets and Liabilities
April 30, 2006 (unaudited)

Assets:
Investments, at value (cost-$152,909,620)	$155,563,961

Cash	189,891

Interest receivable	2,443,144

Receivable for investments sold	315,000

Prepaid expenses	18,481

Total Assets	158,530,477

Liabilities:
Dividends payable to common and preferred shareholders	395,402

Investment management fee payable	81,506

Accrued expenses	56,525

Total Liabilities	533,433

Preferred Stock ($0.001 par value; $50,000 net asset and liquidation value per share
applicable to 1,100 shares issued and outstanding)	55,000,000

Net Assets Applicable to Common Shareholders	$102,997,044

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.001 per share, applicable to 7,257,093 shares issued and outstanding)	$7,257

Paid-in-capital in excess of par	100,617,944

Dividends in excess of net investment income	(103,064)

Accumulated net realized loss	(179,434)

Net unrealized appreciation of investments	2,654,341

Net Assets Applicable to Common Shareholders	$102,997,044

Net Asset Value Per Common Share	$14.19

See accompanying Notes to Financial Statements | 4.30.06 | Municipal Advantage Fund Semi-Annual Report 9

Municipal Advantage Fund Inc. Statement of Operations
Six months ended April 30, 2006 (unaudited)

Investment Income:
Interest	$3,677,031

Expenses:
Investment management fees	475,598

Auction agent fees and commissions	72,519

Legal fees	68,480

Directors’ fees and expenses	59,464

Audit and tax service fees	26,969

Shareholder reports and notices	22,528

Custodian fees	20,493

Transfer agent fees	15,372

New York Stock Exchange listing fees	9,412

Insurance expense	3,616

Investor relations	3,435

Miscellaneous	6,012

Total expenses	783,898

Less: custody credits earned on cash balances	(743)

Net expenses	783,155

Net Investment Income	2,893,876

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(291,988)

Futures contracts	137,734

Net change in unrealized appreciation/depreciation of:
Investments	(898,588)

Futures contracts	(25,179)

Net realized and unrealized loss on investments and futures contracts	(1,078,021)

Net Increase in Net Assets Resulting from Investment Operations	1,815,855

Dividends and Distributions on Preferred Stock from:
Net investment income	(828,475)

Net realized gains	(38,334)

Total dividends and distributions on Preferred Stock	(866,809)

Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$949,046

10 Municipal Advantage Fund Semi-Annual Report | 4.30.06 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc.	Statement of Changes in Net Assets
Applicable to Common Shareholders

	Six Months
	ended
	April 30, 2006	Year ended
	(unaudited)	October 31, 2005

Investment Operations:
Net investment income	$2,893,876	$6,146,909

Net realized gain (loss) on investments and futures contracts	(154,254)	132,295

Net change in unrealized appreciation/depreciation of investments
and futures contracts	(923,767)	(3,447,293)

Net increase in net assets resulting from investment operations	1,815,855	2,831,911

Dividends and Distributions on Preferred Stock from:
Net investment income	(828,475)	(1,115,924)

Net realized gains	(38,334)	(197,063)

Total dividends and distributions on preferred stock	(866,809)	(1,312,987)

Net increase in net assets applicable to common shareholders resulting
from investment operations	949,046	1,518,924

Dividends and Distributions to Common Shareholders from:
Net investment income	(2,177,127)	(4,934,824)

Net realized gains	(169,744)	(1,741,702)

Total dividends and distributions to common shareholders	(2,346,871)	(6,676,526)

Total decrease in net assets applicable to common shareholders	(1,397,825)	(5,157,602)

Net Assets Applicable to Common Shareholders:
Beginning of period	104,394,869	109,552,471

End of period (including undistributed (dividends in excess of) net investment
income of $(103,064) and $8,662, respectively)	$102,997,044	$104,394,869

Common Shares Issued/Reinvested:	—	—

See accompanying Notes to Financial Statements | 4.30.06 | Municipal Advantage Fund Semi-Annual Report 11

Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2006 (unaudited)

1. Organization and Significant Accounting Policies

Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has 100 million shares of $0.001 par value common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Directors. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price on corporate bonds and notes or the last quoted mean price on convertible securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts and premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions—Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

12 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2006 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly at the annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

The Investment Manager has retained its affiliate Oppenheimer Capital LLC, (the “Investment Adviser”) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Investment Adviser makes all the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Investment Adviser on a monthly basis in return for its services at the maximum annual rate of 0.36% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

3. Investments in Securities

For the six months ended April 30, 2006, purchases and sales of investments, other than short-term securities, were $33,284,182 and $33,514,333, respectively.

4. Income Tax Information

The cost basis of portfolio securities for federal income tax purposes is $152,909,620. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $3,708,459; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,054,118; net unrealized appreciation for federal income tax purposes is $2,654,341.

5. Auction Rate Preferred Stock

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 2.65% to 4.00% during the six months ended April 30, 2006 and was 3.60% at April 30, 2006.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. Subsequent Common Dividend Declarations

On May 1, 2006, a dividend of $0.050 per share was declared to common shareholders payable June 1, 2006 to shareholders of record on May 11, 2006.

On June 1, 2006, a dividend of $0.050 per share was declared to common shareholders payable July 3, 2006 to shareholders of record on June 12, 2006.

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 13

Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2006 (unaudited)

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the Investment Company Act of 1940, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Investment Adviser, (together, the ‘’Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against the Investment Manager or the Affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

14 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months
	ended		Year ended October 31,
	April 30, 2006
	(unaudited)		2005	2004	2003	2002	2001

Net asset value,
beginning of period	$14.39		$15.10	$14.93	$14.84	$14.82	$13.75

Income (Loss) from
Investment Operations:
Net investment income	0.39		0.85	0.88	0.91	0.99	1.03

Net realized and unrealized
gain (loss) on investments and
futures contracts	(0.15)		(0.46)	0.26	0.15	(0.03)	1.04

Total from investment
operations	0.24		0.39	1.14	1.06	0.96	2.07

Dividends and Distributions
on Preferred Stock from:
Net investment income	(0.11)		(0.15)	(0.10)	(0.08)	(0.11)	(0.26)

Net realized gains	(0.01)		(0.03)	(0.00)†	—	—	—

Total dividends and distributions
to preferred shareholders	(0.12)		(0.18)	(0.10)	(0.08)	(0.11)	(0.26)

Net increase in net assets
applicable to common
shares resulting from
investment operations	0.12		0.21	1.04	0.98	0.85	1.81

Dividends and Distributions
to Common Shareholders from:
Net investment income	(0.30)		(0.68)	(0.82)	(0.89)	(0.83)	(0.74)

Net realized gains	(0.02)		(0.24)	(0.05)	—	—	—

Total dividends and distributions
to common shareholders	(0.32)		(0.92)	(0.87)	(0.89)	(0.83)	(0.74)

Net asset value, end of period	$14.19		$14.39	$15.10	$14.93	$14.84	$14.82

Market price, end of period	$12.31		$12.37	$13.29	$13.57	$13.04	$13.05

Total Investment Return (1)	2.1%		(0.1)%	4.4%	11.0%	6.4%	20.4%

RATIOS/SUPPLEMENTAL DATA
Net assets applicable to
common shareholders,
end of period (000’s)	$102,997		$104,395	$109,552	$108,315	$107,673	$107,534

Ratio of expenses to
average net assets (2)(3)	1.51	%(4)	1.34%	1.30%	1.35%	1.38%	1.34%

Ratio of net investment income
to average net assets (2)	5.57	%(4)	5.73%	5.89%	6.09%	6.83%	7.17%

Asset coverage per share
of preferred stock	$143,578		$144,857	$149,534	$148,442	$147,846	$147,707

Portfolio turnover	21%		26%	82%	23%	37%	25%

† Less than $0.005 per share.
(1) Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day of the period and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2) Calculated on the basis of income and expenses applicable to both common shares and preferred stock relative to the average net assets of common shareholders.
(3) Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(f) in Notes to Financial Statements)
(4) Annualized.

See accompanying Notes to Financial Statements | 4.30.06 | Municipal Advantage Fund Semi-Annual Report 15

Municipal Advantage Fund Inc.
Matters Relating to the Directors Consideration of the Continuance of the
Advisory/Sub-Advisory Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested (“independent”) Directors, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and an Investment Advisory and Administration Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Investment Adviser. The Directors met on February 15 and 16, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Directors, including a majority of the independent Directors, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for an interim period extending until June 30, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Investment Adviser under the Agreements.

In connection with their contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Investment Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended December 31, 2005, (v) descriptions of various functions performed by the Investment Manager and the Investment Adviser for the Fund, such as compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Investment Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors.

In determining to approve the Advisory Agreement and the Sub-Advisory Agreement, the Directors met with the relevant investment advisory personnel from the Adviser and the Sub-Adviser and considered information relating to personnel providing services under the applicable agreement. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the Fund. The Directors also took into account the time and attention that had been devoted by senior management to the Fund and the other funds in the complex. The Directors evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Investment Manager and the Investment Adviser to the Fund were appropriate to fulfill effectively the duties of the Investment Manager and the Investment Adviser under the applicable agreements. The Directors also considered the business reputation of the Investment Manager and the Investment Adviser since their inception, their significant financial resources, the Investment Manager’s and the Investment Adviser’s experience in managing the Fund, including their professional liability insurance coverage and the Investment Manager’s and the Investment Adviser’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreements.

The Directors received information concerning the investment philosophy and investment process applied by the Investment Manager and the Investment Adviser in managing the Fund. In this connection, the Directors considered the Investment Manager’s and the Investment Adviser’s in-house research capabilities, including its ongoing forecasting of industry, sector and overall market movements, interest rates and the development of its ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and the Investment Adviser’s personnel, including research services available to the Investment Manager and the Investment Adviser as a result of securities transactions

16 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund Inc.
Matters Relating to the Directors Consideration of the Continuance of the
Advisory/Sub-Advisory Agreements (unaudited) (continued)

effected for the Fund and other investment advisory clients. The Directors concluded that the Investment Manager’s and the Investment process, research capabilities and philosophy continued to be suited to the Fund.

The Directors considered the scope of the services provided by the Investment Manager and the Investment Adviser to the Fund under the Advisory Agreement and Sub-Advisory Agreement, respectively, relative to services provided by third parties to other mutual funds. The Directors noted that the Investment Manager’s and the Investment Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Directors also considered the tools and procedures used to assure the Fund’s compliance with applicable regulations and policies including the appointment of a Chief Compliance Officer and the adoption of enhanced compliance policies and procedures. The Directors apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those claims. The Directors concluded that the scope of the Investment Manager’s and the Investment Adviser’s services to the Fund, as described above, was consistent with the Fund’s operational requirements, including, in addition to the applicable investment objectives, compliance with the Fund’s investment restrictions, tax and reporting requirements and related stockholder services.

The Directors also evaluated the procedures of the Investment Manager and the Investment Adviser designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and the Investment Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and the Investment Adviser in these matters. The Directors also considered information concerning standards of the Investment Manager and the Investment Adviser with respect to the execution of the Fund’s transactions. The information considered by the Directors included information regarding the Investment Manager and the Investment Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Directors considered the information provided by Lipper Inc. regarding the performance of the Fund and similar closed-end funds. The Directors also considered the performance of the Fund compared with similar accounts managed by the Investment Adviser. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Directors also noted the Investment Manager’s commitment to examine ways to improve the Fund’s performance. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Investment Adviser’s responses and efforts relating to investment performance.

Based on a profitability analysis provided by the Investment Manager, the Directors considered the profitability of the Investment Manager and determined that profitability was reasonable. The Directors also considered whether economies of scale would be realized to the extent the Fund grows and whether fee levels reflect the economies of scale for the benefit of the Fund stockholders. In this regard, the Directors noted that because the Fund is a closed-end fund, the Investment Manager did not expect it to grow to a size that would allow it to experience significant economies of scale and therefore noted that the fee levels do not reflect any such economies of scale.

The Directors also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and Investment Adviser under the Agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Directors took into account that the Investment Manager and Investment Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and Investment Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Directors considered information provided by the Investment Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

The Directors considered the quality of the services provided by the Investment Manager and the Investment Adviser to the Fund. In approving the agreements, the Directors also gave substantial consideration to the advisory fees charged by the Investment Manager. The Directors noted that the advisory fee was above the average and median for the Fund’s peer group, which included a group of national municipal bond closed-end funds that use leverage in their portfolios, likely in the form of issuing preferred shares. They noted that the advisory fees computed by Lipper for the peer group were based on the fees borne by the common shareholders of those funds, without the effect of the assets attributable to the preferred shares outstanding The Directors noted that if given effect, the assets attributable to the preferred shares would

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 17

Municipal Advantage Fund Inc.
Matters Relating to the Directors Consideration of the Continuance of the
Advisory/Sub-Advisory Agreements (unaudited) (continued)

have lowered the advisory fee, expressed as a percentage of the average net assets of the funds in the group. Based on the same considerations, the Directors also noted that the Fund’s total expense ratio was above the average and median for its peer group due primarily to the relatively small size of the Fund as compared to its peers. Moreover, the Directors considered the advisory fees charged under other investment advisory contracts, between the Investment Manager and the Investment Adviser and other accounts managed in strategies similar to those of the Fund. The Directors considered that certain of the other accounts managed by the Adviser and the Sub-Adviser paid a lesser fee than the Fund on a gross basis. In that connection, the Directors considered that for those accounts that are not registered investment companies or that are sub-advised registered investment companies sponsored by other investment advisers, the Investment Manager and the Investment Adviser do not devote the same level of services to manage and administer those assets. The Directors also took into account so-called “fall-out benefits” to the Investment Manager and the Investment Adviser such as reputation derived from serving as investment adviser and sub-adviser, respectively, to the Fund and the fact that the Investment Manager and the Investment Adviser will receive services from brokers who execute transactions for the Fund.

After reviewing these and other factors described herein, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Investment Adviser to the Fund.

18 Municipal Advantage Fund Semi-Annual Report | 4.30.06 |

Municipal Advantage Fund, Inc. Annual Shareholder Meeting Results
April 30, 2006 (unaudited)

The Fund held its annual meeting of shareholders on February 27, 2006. Common and Preferred shareholders voted to elect John J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III, as Class III, Class I and Class III directors, respectively, to serve until 2009, 2007 and 2009, respectively.

The resulting vote count was:

		Withhold
	Affirmative	Authority

Election of John J. Dalessandro II	6,142,866	346,362
Election of Hans W. Kertess	6,132,767	356,461
Election of R. Peter Sullivan III	6,140,351	348,877

Paul Belica, Robert E. Connor* and David C. Flattum continue to serve as directors of the Fund.

* Preferred Stock Director

| 4.30.06 | Municipal Advantage Fund Semi-Annual Report 19

(This Page Intentionally Left Blank)

Directors and Principal Officers

Robert E. Connor	R. Peter Sullivan III
Director, Chairman of the Board of Directors	Director
Paul Belica	Brian S. Shlissel
Director	President & Chief Executive Officer
David C. Flattum	Lawrence G. Altadonna
Director	Treasurer, Principal Financial & Accounting Officer
John J. Dalessandro II	Thomas J. Fuccillo
Director	Secretary & Chief Legal Officer
Hans W. Kertess	Youse Guia
Director	Chief Compliance Officer

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser
Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund's website at www.allianzinvestors.com/closedendfunds.

On March 6, 2006, the Fund’s submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2005 is available (i) without charge upon request by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds; or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

          Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

          Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

          Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

          Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not effective at the time of this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

MAXIMUM NUMBER
			TOTAL NUMBER	OF SHARES THAT
			OF SHARES PURCHASED	MAY YET BE
	Total Number	AVERAGE	AS PART OF PUBLICLY	PURCHASED UNDER
	Of SHARES	PRICE PAID	ANNOUNCED PLANS OR	THE PLANS
Period	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS

Nov-05	N/A	N/A	N/A	N/A
Dec '05	N/A	N/A	N/A	N/A
Jan. '06	N/A	N/A	N/A	N/A
Feb. '06	N/A	N/A	N/A	N/A
Mar. '06	N/A	N/A	N/A	N/A
Apr. '06	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)      The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)      There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)	(1)	Exhibit 99.302 CERT – Certification pursuant to Section 302 of the
		Sarbanes-Oxley Act of 2002

(b)		Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the
		Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel
------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: July 6, 2006

By /s/ Lawrence G. Altadonna
----------------------------
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: July 6, 2006

By /s/ Lawrence G. Altadonna
----------------------------
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 6, 2006